SIGNIFICANT ACCOUNTING POLICIES: Determination of fair value policy (Policies)	12 Months Ended
Mar. 31, 2018
Policies
Determination of fair value policy

Determination of fair value

A number of the Company’s accounting policies and disclosures required the determination of fair value, both for financial and non-financial assets and liabilities. Fair values have been determined for measurement and/or disclosure purposes based on the following methods. When applicable, further information about the assumptions made in determining fair values is disclosed in the notes specific to that asset or liability.

The fair value of prepaid expenses and receivable and accounts payable and accruals are equivalent to their carrying amounts due to the short term nature of these items.